UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 3, 2005 (July 12, 2005)
Date of Report (Date of earliest event reported)

Mitcham Industries, Inc.
(Exact name of registrant as specified in its charter)

Texas	000-25142	76-0210849
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8141 SH 75 South, P.O. Box 1175, Huntsville, Texas 77342
(Address of principal executive offices) (Zip Code)
936-291-2277
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     On July 15, 2005, Mitcham Industries, Inc. (“Mitcham” or the “Company”) filed a Current Report on Form 8-K to report that the acquisition of SeaMap International Holdings Pte. Ltd. (“Seamap”). Mitcham is filing this Current Report on Form 8-K/A to amend only Item 9.01, as reported in such previous Current Report, to provide the financial statements and financial information required by Item 9.01(a) and 9.01(b) hereof and the required auditor’s consent. Except for the filing of the financial statements and financial information and related exhibits, the Current Report on Form 8-K filed on July 15, 2005 is not being amended or updated in any manner.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired

Audited Consolidated Financial Statements of SeaMap International Holdings Pte. Ltd. as of December 31, 2004 and the related consolidated statements of income, statement of changes in equity, and cash flows

(b)	Pro Forma Financial Information

The Unaudited Pro Forma Consolidated Financial Statements of Mitcham Industries, Inc. for the year ended January 31, 2005

(c)	Exhibits
10.1	Stock Purchase Agreement, effective as of July 1, 2005, between Mitcham Industries, Inc. and Mark Welker, Tomoko Welker, Chew Kok Lee Pinnington, Michael Pinnington, Timothy Pinnington and Phillip Bull.*

23.1	Consent of K. C. Lau & Co.

99.1	Press release dated July 13, 2005.*
* Previously filed

SEAMAP INTERNATIONAL HOLDINGS PTE LTD AND ITS SUBSIDIARIES
(INCORPORATED IN SINGAPORE)
REPORT OF THE DIRECTORS AND FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2004

SEAMAP INTERNATIONAL HOLDINGS PTE LTD AND ITS SUBSIDIARIES
(Incorporated in Singapore)
REPORT OF THE DIRECTORS AND FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2004
CONTENTS

PAGE(S)
Report of the directors	1-2
Statement by the directors	3
Auditors’ Report	4
Balance Sheet	5
Statement of changes in equity	6
Income statement	7
Cash flow statement	8
Notes to the financial statements	9-14

SEAMAP INTERNATIONAL HOLDINGS PTE LTD AND ITS SUBSIDIARIES
(Incorporated in Singapore)
REPORT OF THE DIRECTORS
The directors present their report to the members together with the audited financial statements of the Company and of the Group for the financial year ended 31 December 2004.
DIRECTORS
The directors of the Company in office at the date of this report are: -
Michael Anthony Pinnington
Mark Welker
ARRANGEMENTS TO ENABLE DIRECTORS TO ACQUIRE SHARES AND DEBENTURES
Neither at the end of nor at any time during the financial year was the Company a party to any arrangements whose object is to enable the directors of the Company to acquire benefits through the acquisition of shares in or debentures of the Company or any other body corporate.
DIRECTORS’ INTERESTS IN SHARES AND DEBENTURES
According to the register kept by the Company for the purposes of Section 164 of the Companies Act, Cap. 50, the directors of the Company holding office at the end of the financial year had no interests in the shares and debentures of the Company and related corporation except as follows: -

Name of directors: -	Number of ordinary shares of S$l each
	At 1 January 2004	At 31 December 2004
Michael Anthony Pinnington	86,000	86,000
Mark Welker	292,400	292,400
DIRECTORS’ CONTRACTUAL BENEFITS
Since the beginning of the financial year, no director of the Company has received or become entitled to receive benefits which is required to be disclosed under section 201 (8) of the Companies Act, Cap. 50, by reason of contract made by the Company or a related corporation with the director or with a firm of which he is a member, or with a Company in which he has a substantial financial interest, except for those disclosed in the attached financial statements.

SEAMAP INTERNATIONAL HOLDINGS PTE LTD AND ITS SUBSIDIARIES
(Incorporated in Singapore)
REPORT OF THE DIRECTORS
(Continued)
SHARE OPTIONS
There were no options granted during the financial year and since the commencement of the scheme to subscribe for unissued shares of the Company or its subsidiaries.
No shares have been issued during the financial year by virtue of the exercise of options to take up unissued shares of the Company or its subsidiaries.
There were no unissued shares of the Company under options at the end of the financial year.
AUDITORS
The auditors, K. C. LAU & CO, Certified Public Accountants, have expressed their willingness to accept appointment.

On behalf of the Board

/s/ Michael Anthony Pinnington	/s/ Mark Welker
Michael Anthony Pinnington	Mark Welker

Singapore, 30 June 2005

SEAMAP INTERNATIONAL HOLDINGS PTE LTD AND ITS SUBSIDIARIES
(Incorporated in Singapore)
STATEMENT BY THE DIRECTORS
In the opinion of the directors, the accompanying financial statements of the Company and of the Group together with the notes thereto are drawn up so as to give a true and fair view of the state of affairs of the Company and of the Group as at 31 December 2004 and of the results and cash flows of the Group, changes in equity of the Company and of the Group for the year then ended and at the date of this statement there are reasonable grounds to believe that the Company will be able to pay its debts as and when they fall due.

On behalf of the Board

/s/ Michael Anthony Pinnington	/s/ Mark Welker

Michael Anthony Pinnington	Mark Welker

Singapore, 30 September 2005

AUDITORS’ REPORT
TO THE MEMBERS OF
SEAMAP INTERNATIONAL HOLDINGS PTE LTD AND ITS SUBSIDIARIES
(Incorporated in Singapore)

We have audited the accompanying balance sheet of SEAMAP INTERNATIONAL HOLDINGS PTE LTD AND ITS SUBSIDIARIES as at 31 December 2004, statement of changes in equity, income statement and cash flow statement for the year then ended set out on pages 7 to 11. These financial statements are the responsibility of the Company’s directors. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with Singapore Standards on Auditing. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the directors, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion: -
(a)	the financial statements and consolidated financial statements are properly drawn up in accordance with the provisions of the Companies Act, Cap 50, and Singapore Financial Reporting Standards and so as to give a true and fair view of the state of affairs of the Company and of the Group as at 31 December 2004 and of the results and cash flows and changes in equity of the Company and of the Group for the year ended on that date; and

(b)	the accounting and other records required by the Act to be kept by the Company and by the subsidiaries have been properly kept in accordance with the provisions of the Act.

K. C. Lau & Co
Certified Public Accountants
Singapore, 30 September 2005

SEAMAP INTERNATIONAL HOLDINGS PTE LTD AND ITS SUBSIDIARIES
(Incorporated in Singapore)
CONSOLIDATED BALANCE SHEET AS AT 31 DECEMBER 2004

		2004
	Notes	US$

ASSETS
Non-current assets
Fixed assets		82,046
Current assets
Stocks	4	1,096,070
Trade debtors		656,495
Other debtors	5	31,794
Cash & bank balances		1,402,010

		3,186,369

TOTAL ASSETS		3,268,415

EQUITY AND LIABILITIES
Capital and reserves
Issued capital	3	419,130
Retained profits		154,346

		573,476
Non-current liabilities
Hire Purchase Creditors	9	2,947
Provision for liabilities and charges		3,199

		6,146

Current liabilities
Trade Creditors	8	372,660
Provision for Taxation	10	301,009
Amount due to directors	7	392,270
Hire purchase creditors	9	8,483
Other creditors		1,614,371

		2,688,793

TOTAL EQUITY AND LIABILITIES		3,268,415

The accounting policies and explanatory notes on pages 9-14
form an integral part of the financial statements

SEAMAP INTERNATIONAL HOLDINGS PTE LTD AND ITS SUBSIDIARIES
(Incorporated in Singapore)
CONSOLIDATED STATEMENT OF CHANGES IN EQUITY
FOR THE YEAR ENDED 31 DECEMBER 2004

2004
US$
Issued capital
Balance at beginning and end of the year	419,130

Retained profits
Balance at beginning of the year	(409,193)
Profit for the year after tax	563,539

Balance at the end of the year	154,346

Total equity	573,476

The accounting policies and explanatory notes on page 9-14
form an integral part of the financial statements

SEAMAP INTERNATIONAL HOLDINGS PTE LTD AND ITS SUBSIDIARIES
(Incorporated in Singapore)
CONSOLIDATED INCOME STATEMENT
FOR THE YEAR ENDED 31 DECEMBER 2004

		2004
	Notes	US$

Revenue		5,685,652
COST OF SALES		(2,642,569)

GROSS PROFIT		3,043,083
ADD: OTHER INCOME		12,955
Staff costs		(1,783,336)
Depreciation expense		(70,501)
Other operating expenses		(519,365)

Profit/(loss) from the operations		682,836
Finance cost		(7,221)

Profit/(loss) before income tax		675,615

After charging/(crediting): -
Depreciation		70,501
Director’s remuneration		184,181
Difference in exchange		15,235
Interest income		(449)
Hire purchase interest		1,053
Loss on disposal of fixed assets		86

Income tax	11	(112,076)

Profit after income tax		563,539

Profit attributable to :
Holding company		—
Subsidiaries		563,539

		563,539

The accounting policies and explanatory notes on pages 9-14
form an integral part of the financial statements

SEAMAP INTERNATIONAL HOLDINGS PTE LTD AND ITS SUBSIDIARIES
(Incorporated in Singapore)
CONSOLIDATED CASH FLOW STATEMENT
FOR THE YEAR ENDED 31 DECEMBER 2004

2004

US$
CASH FLOWS FROM OPERATING ACTIVITIES
Net profit/(loss) before income tax	675,615
Adjustment for: —
Interest income	(449)
Hire purchase interest	1,053
Loss on disposal of fixed assets	86
Depreciation	70,501

Operating profit before working capital changes	746,806

(Increase)/Decrease in: —
Stocks	(1,096,070)
Trade debtors	(656,495)
Other debtors	(31,794)

Increase/(Decrease) in: —
Trade Creditors	372,660
Other creditors	1,706,417
Amount due to directors	392,270
Provision for liabilities and charges	3,199
Cash generated from/(used in) operating activities	1,436,993
Tax paid	—
Interest paid	(1,053)

Net cash generated from/(used in) operating activities	1,435,940

CASH FLOWS FROM INVESTING ACTIVITIES
Interest income	449
Purchases of fixed assets	(34,379)

Net cash (used in) investing activities	(33,930)

CASH FLOWS FROM FINANCING ACTIVITIES
Hire purchase creditor	—

Net cash (used in) financing activities	—

Net increase/(decrease) in cash and cash equivalents	1,402,010

Cash and cash equivalents at the beginning of the year	—

Cash and cash equivalents at the end of the year	1,402,010

The accounting policies and explanatory notes on pages 9 – 14 form an integral part of the financial statements

SEAMAP INTERNATIONAL HOLDINGS PTE LTD AND ITS SUBSIDIARIES
(Incorporated in Singapore)
NOTES TO THE FINANCIAL STATEMENTS
31 DECEMBER 2004
The accompanying notes to the financial statements form an integral part of the financial statements.
1.	CORPORATE INFORMATION

The principal activities of the Company are that of designing, manufacturing, repairing, servicing and hiring of all kinds of electronic, electrical and mechanical equipment primarily for offshore oil industry. Income arising from those activities comprises the turnover of the Company.

There have been no significant changes in the nature of these activities during the year.

Turnover comprises revenue earned from the carrying on of these activities during the financial year under review.

The Company is domiciled and incorporated in Singapore. The address of the Company’s registered office is Block 2 Loyang Lane, #05-03 Loyang Industrial Estate, Singapore 508913

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of accounting: The financial statements are prepared in accordance with Singapore Financial Reporting Standards (“FRS”) including interpretation promulgated by the Council on Corporate Disclosure and Governance. The financial statements have been prepared under the historical cost convention and expressed in Singapore Dollars.

Basis of Consolidation: The consolidated financial statements of the Group made up to the end of the financial year. All significant intercompany balances and transactions are eliminated on consolidation. The results of subsidiary acquired or disposed of during the year are included or excluded from the respective dates of acquisition or disposal, where applicable.

Depreciation: Depreciation is calculated to write off the cost of the fixed assets over their estimated useful lives by the straight line method. The estimated useful lives for this purpose are as follows: -

Computer equipment	- 1 - 3 years
Furniture & fittings	- 3 years
Office equipment	- 3 years
Machinery & equipment	- 1 - 3 years
Motor vehicles	- 6 years
Full depreciation is charged in the year of acquisition and in the year of disposal. Fully depreciated assets are retained in the financial statements until they are no longer in use.

SEAMAP INTERNATIONAL HOLDINGS PTE LTD AND ITS SUBSIDIARIES
(Incorporated in Singapore)
NOTES TO THE FINANCIAL STATEMENTS
31 DECEMBER 2004
(Continued)
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — continued

Foreign Currency transactions: Transactions in foreign currencies are measured and recorded in Singapore dollars using the exchange rate in effect at the date of the transaction. At each balance sheet date, recorded monetary balances that are denominated in a foreign currency are adjusted to reflect the rate at the balance sheet date. All exchange adjustments are taken to the income statement.

Employee benefit: As required by law, the Company in Singapore makes contributions to the Central Provident Fund (“CPF”). CPF contributions are recognised as compensation expense in the same period as the employment that gives rise to the contribution.

Subsidiary Company: Investment in subsidiary is stated at cost less provision for any permanent diminution in value of the investment.

Impairment of assets: Assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Whenever the carrying amount of an asset exceeds its recoverable amount, an impairment loss is recognised in income and expenditure statement for items of assets carried at cost. The recoverable amount is the higher of an asset’s net selling price and value in use. The net selling price is the amount obtainable from the sale of an asset in an arm’s length transaction. Value in use is the present value of estimated future cash flows expected to arise from the continuing use of an asset and from its disposal at the end of its useful life. Recoverable amounts are estimated for individual assets or, if it is not possible, for the cash-generating unit.

Reversal of an impairment loss recognised in prior years is recorded when there is an indication that the impairment loss recognised for an asset no longer exits or has decreased. The reversal is recorded in income and expenditure or as a revaluation increase.

Stocks: Stocks are stated at the lower of cost or estimated net realisable value calculated on weighted average basis. Net realisable value is the price at which the stocks can be realised in the normal course of business after allowing for the cost of realisation. Provision is made where necessary for obsolete, slow-moving and defective stocks.

SEAMAP INTERNATIONAL HOLDINGS PTE LTD AND ITS SUBSIDIARIES
(Incorporated in Singapore)
NOTES TO THE FINANCIAL STATEMENTS
31 DECEMBER 2004
(Continued)
2.	SUMMARY OP SIGNIFICANT ACCOUNTING POLICIES — continued

Hire purchase transactions: Assets acquired under hire purchase arrangements are capitalized in the financial statements. The corresponding obligations are treated as liabilities. The assets so capitalized are depreciated in accordance with Company’s depreciation policy. The deferred finance charge is allocated to periods during hire purchase arrangements so as to produce a constant periodic rate of interest on the remaining balance of the liability for each period.

Operating leases: Rental payables under operating leases are accounted for in the income statements on a straight line basis over the periods of the respective leases.

Income tax: Tax expense for the year is determined on the basis of tax effect accounting using tax liability method. Deferred taxation is provided on all temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the financial statements. In accounting for temporary differences, deferred tax benefits are accounted for to the extent that it is probable that future profits will be available for their utilisation.

Income recognition: Income is recognised in the income statement based on invoices raised for services rendered and goods sold during the financial year under review.

3.	SHARE CAPITAL

2004
US$
Authorised:
419,130 ordinary shares of S$l each	419,130

Issued and fully paid:
419,130 ordinary shares of S$l each	419,130

4.	STOCKS

2004
US$
Parts and accessories at cost	1,096,070

5.	OTHER DEBTORS

2004
US$
Other debtors	6,256

SEAMAP INTERNATIONAL HOLDINGS PTE LTD AND ITS SUBSIDIARIES
(Incorporated in Singapore)
NOTES TO THE FINANCIAL STATEMENTS
31 DECEMBER 2004
(Continued)
6.	DETAILS OF SUBSIDIARIES

	Percentage	Place of	Principal business
NAME	Of control	Incorporation	activities

Seamap Inc	100%	Texas USA	Design and manufacture of specialized electronic
Seamap UK Ltd	100%	United Kingdom	Design and manufacture of specialized electronic
Seamap Pte Ltd	100%	Singapore	Design and manufacture of specialized electronic
7.	DUE TO DIRECTORS

The amounts due to directors are unsecured, non-trade in nature, interest-free and have no fixed terms of repayment.

8.	TRADE CREDITORS

2004
US$
Trade creditors	372,660

9.	HIRE PURCHASE CREDITOR
     The future minimum payments under hire purchase agreement are follows: -

2004
S$
Not later than 1 year	8,483
Later than 1 year	2,947
10.	PROVISION FOR INCOME TAX

2004
US$
Balance at the end of the year	301,009

11.	INCOME TAX

Current taxation

2004
US$
Current year’s income tax	112,076

SEAMAP INTERNATIONAL HOLDINGS PTE LTD AND ITS SUBSIDIARIES
(Incorporated in Singapore)
NOTES TO THE FINANCIAL STATEMENTS
31 DECEMBER 2004
(Continued)
12.	FINANCIAL INSTRUMENTS

The Company manages its exposure to financial risks using a variety of techniques and instruments. The Company’s policy prohibits it to enter into speculative transactions.

Credit risk

The carrying amounts of trade debtors, other debtors, due from affiliated parties, due from holding company and bank balances represent the Company’s main exposure to credit risk. The exposure to credit risk is monitored on an ongoing basis. Bank balances are placed with reputable banks.

Liquidity risk

The Company’s dependency on the recoverability of its trade debtors, other debtors, due from affiliated parties and due from holding company represent its main exposure to liquidity risk.

Interest rate risk

The Company’s bank interest income and hire purchase interest expense are exposed to financial market risk due to fluctuations in interest rates, which may affect the Company’s interest income and expense.

The Company manages this exposure by regular monitoring of the interest rates.

Foreign currency risk

The Company incurs foreign currency risk on revenue and expenditure that are denominated in a currency other than Singapore dollars. The main currencies giving rises to this risk are US dollar and British pound.

Fair value of financial instruments

There are no significant differences between the fair values of financial assets and liabilities and their respective carrying values in the balance sheet.

13.	APPROVAL OF FINANCIAL STATEMENTS

The financial statements have been approved by the Board of Directors on 30 September 2005.

14.	RECONCILIATION TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN THE UNITED STATES (UNAUDITED)

The financial statements have been prepared in accordance with the provisions of the Companies Act, Cap. 50 and Singapore Financial Reporting Standards ("FRS"). Financial statements prepared in accordance with FRS do not materially differ from statements prepared in accordance with U.S. GAAP except in the manner of presentation.

15.	COMPARATIVE FIGURES

There are no comparative figures as this is the first year in which consolidated financial statements have been prepared.

SEAMAP INTERNATIONAL HOLDINGS PTE LTD AND ITS SUBSIDIARIES
(Incorporated in Singapore)

LETTER OF DISCLAIMER

     The additional information contained on schedule (1)&(2) have been prepared from the books and records of the Company and do not form part of the audited financial statements.

     Singapore, 30 September 2005

SEAMAP INTERNATIONAL HOLDINGS PTE LTD AND ITS SUBSIDIARIES
(Incorporated in Singapore)
Schedule (1)
SUPPLEMENTARY PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED 31 DECEMBER 2004

		2004
		US$
REVENUE		5,751,318
Less: COST OF SALES
Opening stock and work in progress	496,833
Purchases	2,792,610
Subcontract	249,571
Hire of equipment	107,259
Carriage	158,031
Less: closing stock and work in progress	(1,096,070)	2,708,234

GROSS PROFIT		3,043,084
OTHER INCOME
Interest income		449
Miscellaneous		12,506

		12,955
Less: OPERATING EXPENSES		(2,380,423)

PROFIT/(LOSS) for the year
before income tax		(2,367,468)

This schedule contains additional information referred to in our
Letter of Disclaimer dated 30 September 2005

SEAMAP INTERNATIONAL HOLDINGS PTE LTD AND ITS SUBSIDIARIES
(Incorporated in Singapore)
Schedule (2)
SUPPLEMENTARY PROFIT AMD LOSS ACCOUNT
FOR THE YEAR ENDED 31 DECEMBER 2004

2004
US$
OPERATING EXPENSES
Advertisement, exhibitions & promotion expenses	17,991
Accounting fee	24,847
Bank charges	7,221
Commission	13,348
Depreciation	70,501
Director’s remuneration	184,181
Difference in exchange	15,235
Entertainment	30,969
Hire purchase interest	1,053
Insurance	25,665
Legal & professional fees	15,995
Loss on disposal of fixed assets	86
Membership & subscription	558
Miscellaneous expenses	6,228
Printing & stationery	26,241
Repairs & maintenance	11,371
Rent	100,678
Staff Salaries	1,551,062
Staff training & welfare	48,093
Telephone & fax	28,535
Travelling & subsistence	159,795
Utilities	40,770

2,380,423

This schedule contains additional information referred to in our
Letter of Disclaimer dated 30 September 2005

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
     The unaudited pro forma condensed combined financial statements have been prepared assuming the acquisition of Seamap is accounted for as a purchase under U.S. generally accepted accounting principles, and are based on the historical consolidated financial statements of each company which include, in the opinion of management, all adjustments necessary to present fairly the results as of and for such periods. However, the unaudited pro forma condensed combined financial statements do not give consideration to the impact, if any, of asset dispositions or cost savings that may result from the acquisition. The following unaudited pro forma condensed combined balance sheet at January 31, 2005, and unaudited pro forma condensed combined statements of operations for the year ended January 31, 2005 should be read in conjunction with the historical financial statements of Mitcham and Seamap and the related notes. The unaudited pro forma condensed combined financial statements were prepared as if the acquisition occurred as of, or at the beginning of, each period presented. There are no significant adjustments required to the historical financial data to conform the accounting policies of the two companies unless described herein.
     The unaudited pro forma condensed combined financial statements are presented for informational purposes only and are not necessarily indicative of results of operations or financial position that would have occurred had the transaction been consummated at the beginning of the period presented, nor are they necessarily indicative of future results.

MITCHAM INDUSTRIES, INC. SEAMAP, INTERNATIONAL HOLDINGS PTE. LTD.
UNAUDITED PROFORMA CONDENSED COMBINED BALANCE SHEET

	January 31, 2005
	Historical
					Pro Forma
	Mitcham	SeaMap	Adjustments		Combined
	(In thousands)
ASSETS
Current assets:
Cash and cash equivalents	$13,138	$1,402	$(2,916	) (A)	$11,624
Accounts receivable, net	6,021	688	—		6,709
Current portion of notes receivable, net	1,192	—	—		1,192
Inventories		1,096	—		1,096
Prepaid expenses and other current assets	705	—	—		705
Current assets of discontinued operations	393	—	—		393

Total current assets	21,449	3,186	(2,916)		21,719
Seismic equipment lease pool, property and equipment	74,792	592	—		75,384
Accumulated depreciation of seismic equipment lease pool, property and equipment	(55,067)	(510)	—		(55,577)
Long-term assets of discontinued operations	216	—	—		216
Other assets	5	—	5,343	(A)	5,348

Total assets	$41,395	$3,268	$2,427		$47,090

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,893	$2,689	$—		$7,582
Current maturities - long-term debt	918	—	—		918
Income taxes payable	284	—	—		284
Deferred revenue	652	—	—		652
Wages payable	299	—	—		299
Accrued expenses and other current liabilities	458	3	39	(A)	500
Current liabilities of discontinued operations	14	—	—		14

Total current liabilities	7,518	2,692	39		10,249
Long-term debt	—	3	3,000	(A)	3,003

Total liabilities	7,518	2,695	3,039		13,252
Shareholders’ equity:
Preferred stock	—	—	—		—
Common stock	99	—	—		99
Additional paid-in capital	62,702	419	(419)		62,702
Treasury stock, at cost	(4,686)	—	—		(4,686)
Deferred compensation	(94)	—	—		(94)
Accumulated deficit(retained earnings)	(26,282)	154	(193	)(A)	(26,321)
Accumulated other comprehensive income	2,138	—			2,138

Total shareholders’ equity	33,877	573	(612)		33,838

Total liabilities and shareholders’ equity	$41,395	$3,268	$2,427		$47,090

MITCHAM INDUSTRIES, INC. SEAMAP, INTERNATIONAL HOLDINGS PTE. LTD.
UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

	Year Ended January 31, 2005
	Historical
							Pro Forma
	Mitcham	SeaMap		Adjustments			Combined
	(In thousands, except per share data)
Revenues:
Equipment leasing	$17,086		$—		$—		$17,086
Equipment sales	9,282		5,686		—		14,968

Total revenues	26,368		5,686		—		32,054

Costs and expenses:
Direct costs — seismic leasing	1,644		—		—		1,644
Cost of equipment sales	4,626		2,643		—		7,269
General and administrative	6,969		2,379		—		9,348
Provision for doubtful accounts	155		—		—		155
Depreciation and amortization	10,596		—		—		10,596

Total costs and expenses	23,990		5,022		—		29,012

Operating income	2,378		664		—		3,042

Other income (expense) — net	(52)		12		(150	) (B)	(190)

Income from continuing operations before income taxes	2,326		676		(150)		2,852

Provision (benefit) for income taxes	277		112		—		389

Income from continuing operations	2,049		564		(150)		2,463

Income from discontinued operations, net of income taxes of $0	80		—		—		80

Net income	$2,129		$564		$(150)		$2,543

Income per common share from continuing operations
Basic	$0.23	$		$			$0.32
Diluted	$0.22	$		$			$0.31

Net Income per common share
Basic	$0.24	$		$			$0.29
Diluted	$0.23	$		$			$0.27

Shares used in computing net income per common share:
Basic	8,849						8,849
Dilutive effect of common stock equivalents	455						455

Diluted	9,304						9,304

NOTES TO UNAUDITED PROFORMA
CONDENSED COMBINED FINANCIAL STATEMENTS
(A)	To record the purchase of SeaMap for $2.9 million in cash and $3.0 million issued in promissory notes payable to the former shareholders of SeaMap. This adjusted amount has been reduced from the actual purchase price of $6.5 million to reflect the increase in net assets of SeaMap from the balance sheet date to the acquisition date of July 12, 2005. The difference between the purchase price and the fair value of assets acquired and liabilities assumed has been recorded as goodwill.

The following is a summary of the preliminary allocations of the aggregate adjusted purchase price to the estimated fair values of the assets acquired and liabilities assumed at the respective date of acquisition (in thousands):

Current assets	$3,186
Equipment	$82
Current liabilities	(2,692)
Long term debt	(3)
Goodwill	5,304
Acquisition costs	$39

Excess of purchase price over fair value of assets acquired and liabilities assumed	$5,916

Transaction costs of $39,000 are included in the Unaudited Pro Forma Condensed Combined Balance Sheet. These one-time costs are not reflected in the Unaudited Pro Forma Condensed Combined Statements of Operations since the charges are non recurring in nature.

(B)	To record the increased interest expense associated with the $3.0 million promissory notes bearing interest at 5 percent issued in connection with the acquisition.
Note: The pro forma results of operations do not include any anticipated combination benefits from the elimination of manufacturing, engineering, sales and administrative costs.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MITCHAM INDUSTRIES, INC.
Date: October 3, 2005	By:	/s/ Michael A. Pugh
Michael A. Pugh
Executive Vice President - Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of K. C. Lau & Co.